                                                                   Exhibit 32.2

                CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of NN, Inc. (the "Company") on Form 10-Q
for the interim period ended March 31, 2004, as filed with the Securities and
Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacity and date indicated below, hereby certifies pursuant to 18 U.S.C.
ss.1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (1) The Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 10, 2004                                   /s/ David L. Dyckman
       ------------                                   --------------------------
                                                          David L. Dyckman
                                                          Chief Financial Officer

[A signed original of this written statement required by Section 906 has been provided to NN, Inc. and will be retained by NN, Inc. and furnished to the
Securities and Exchange Commission or its staff upon request.]